UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021

PURECYCLE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5950 Hazeltine Drive, Suite 650,

Orlando, Florida 32822

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 648-3565

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 17, 2021 (the “Closing Date”), PureCycle Technologies LLC (“PCT LLC”) consummated the previously announced business combination (“Business Combination”) with Roth CH Acquisition I Co., a Delaware corporation (both prior to and after the Closing Date, “ROCH”), Roth CH Acquisition I Co. Parent Corp., a Delaware corporation and wholly owned direct subsidiary of ROCH (“ParentCo”) and others pursuant to the Agreement and Plan of Merger dated as of November 16, 2020, as amended from time to time (the “Merger Agreement”).

Upon the completion of the Business Combination and the other transactions contemplated by the Merger Agreement, ROCH changed its name to PureCycle Technologies Holdings Corp. and became a wholly owned direct subsidiary of ParentCo, PCT LLC became a wholly owned direct subsidiary of PureCycle Technologies Holdings Corp. and a wholly owned indirect subsidiary of ParentCo, and ParentCo changed its name to PureCycle Technologies, Inc. (“PureCycle,” “Company,” “we” or “our”). PureCycle continues the existing business operations of PCT LLC as a publicly traded company. The Company’s common stock, units and warrants are now listed on the Nasdaq Capital Market (“NASDAQ”) under the symbols “PCT,” “PCTTU” and “PCTTW,” respectively.

Subsequent to the Business Combination, on April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”). In the SEC Staff Statement, the SEC Staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. Since issuance, ROCH’s 199,125 Private Warrants (as defined in ROCH’s Annual Report on Form 10-K for the period ended December 31, 2020 (the “ROCH Form 10-K”)), that were converted into Company warrants pursuant to the Business Combination, were accounted for as equity within ROCH’s balance sheet. On May 27, 2021, after discussion and evaluation, Company management, in consultation with the Audit Committee, concluded that the Private Warrants should be presented as liabilities with subsequent fair value remeasurement.

On June 2, 2021, the Company concluded that ROCH’s (i) audited financial statements for the year ending December 31, 2020; (ii) unaudited interim financial statements as of and for the periods ended June 30, 2020 and September 30, 2020 and (iii) audited balance sheet as of May 7, 2020 and unaudited pro forma balance sheet as of May 26, 2020 (collectively, the “Affected Periods”) should be restated because of a misapplication in the guidance regarding accounting for the Private Warrants and should no longer be relied upon.

Historically, the Private Warrants were reflected as a component of equity on ROCH’s consolidated balance sheets, based on the application of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 815-40, Derivatives and Hedging, Contracts in Entity’s Own Equity (“ASC 815-40”). The views expressed in the SEC Staff Statement were not consistent with ROCH’s historical interpretation of the specific provisions within its warrant agreements and ROCH’s application of ASC 815-40 and ASC 480 to the warrant agreements with respect to the Private Warrants. We reassessed ROCH’s accounting for the Private Warrants in light of the SEC Staff’s published views. Based on this reassessment, we determined that the Private Warrants should be classified as liabilities measured at fair value upon issuance, with subsequent changes in fair value reported in ROCH’s consolidated statements of operations each reporting period. Additionally, offering costs attributable to the Private Warrants, based on the Private Warrants’ fair value as a percentage of proceeds, are no longer included as an offset to equity but were expensed as incurred.

The Company has discussed the matters disclosed in this Current Report on Form 8-K with its independent registered public accounting firm, Grant Thornton LLP (“GT”), and with ROCH’s and ParentCo’s former independent registered public accounting firm, Marcum, LLP (“Marcum”), and intends to file an amendment to the ROCH Form 10-K (the “Amended ROCH Form 10-K”) reflecting this reclassification of the Private Warrants for the Affected Periods. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended ROCH Form 10-K, including further describing the restatement and its impact on previously reported amounts. The Company is working diligently with its auditors and others to file the Amended ROCH Form 10-K as soon as practicable.

The change in accounting for the Private Warrants, which were converted into PureCycle warrants pursuant to the Business Combination, was appropriately reflected in PureCycle's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021 filed on May 19, 2021 and does not have any further impact on PureCycle's consolidated financial statements.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans and expectations, impacts of accounting guidance and future filings. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “budget,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “continue” and other similar words and expressions (or the negative versions of such words or expressions), but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors,” in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on May 19, 2021.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements or other matters attributable to PureCycle or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, PureCycle undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Dated: June 8, 2021	By:	/s/ Michael Dee
Michael Dee
Chief Financial Officer